                                                                    EXHIBIT 99.3



                                CERTIFICATE OF
                     DESIGNATIONS, PREFERENCES, AND RIGHTS

                                      of

                     SERIES C CONVERTIBLE PREFERRED STOCK

                                      of

                                  CMGI, INC.

                        (Pursuant to Section 151 of the
                       Delaware General Corporation Law)


     CMGI, Inc. (the "Corporation"), a corporation organized and existing under the Delaware General Corporation Law (the "DGCL") hereby certifies that the following resolution was adopted by the Board of Directors of the Corporation on June 24, 1999 pursuant to authority of the Board of Directors as required by
Section 151(g) of the DGCL:

     RESOLVED, that pursuant to the authority granted to and vested in the Board of Directors of this Corporation (the "Board of Directors") in accordance with the provisions of its Amended and Restated Certificate of Incorporation, the Board of Directors does hereby create, authorize and provide for the issuance of a series of the Corporation's previously authorized Preferred Stock, par value $0.01 per share (the "Preferred Stock"), and hereby states the number of shares and the powers, designations, preferences and relative, participating, optional or other rights or the qualifications, limitations or restrictions thereof are as follows:
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                           I. DESIGNATION AND AMOUNT
                              ----------------------

     The designation of this series is Series C Convertible Preferred Stock (the "Series C Preferred Stock"). This series consists of three tranches of shares totaling 375,000 shares as follows: "Tranche 1" consists of 125,000 shares; "Tranche 2" consists of 125,000 shares; and "Tranche 3" consists of 125,000 shares (collectively, the "Tranches"). The initial stated value is $1,000 per share of Series C Preferred Stock (the "Initial Stated Value Per Share"). Each certificate representing Preferred Shares shall bear language designating the Preferred Shares represented by such certificate as part of Tranche 1, Tranche 2 or Tranche 3.


                                   II. RANK
                                       ----

     The Series C Preferred Stock shall rank (i) prior to the Corporation's common stock, par value $0.01 per share (the "Common Stock") and the Series D Preferred Stock (as defined below); (ii) prior to any class or series of capital stock of the Corporation hereafter created (unless, with the consent of the holders of Series C Preferred Stock obtained in accordance with Article VII hereof, such class or series of capital stock specifically, by its terms, ranks senior to or pari passu with the Series C Preferred Stock) (collectively, with
             ---- -----
the Common Stock, "Junior Securities"); (iii) junior to the Corporation's Series B Convertible Preferred Stock, par value $0.01 per share ("Series B Preferred Stock"); (iv) pari passu with any class or series of capital stock of the
              ---- -----
Corporation hereafter created (with the consent of the holders of Series C Preferred Stock obtained in accordance with Article VII hereof) specifically ranking, by its terms, on parity with the Series C Preferred Stock ("Pari Passu
                                                                     ---- -----
Securities"); and (v) junior to any class or series of capital stock of the Corporation hereafter created (with the consent of the holders of Series C Preferred Stock obtained in accordance with Article VII hereof) specifically ranking, by its terms, senior to the Series C Preferred Stock (the "Senior Securities"), in each case as to distribution of assets upon liquidation, dissolution or winding up of the Corporation, whether voluntary or involuntary.


                                III. DIVIDENDS
                                     ---------

     A. The holders of the Series C Preferred Stock shall be entitled to receive when, as and if declared by the Board of Directors, out of funds legally available therefor, dividends on the Series C Preferred Stock equal to two percent (2.00%) of the Initial Stated Value Per Share payable at the Corporation's option (i) in cash on each

Semiannual Dividend Payment Date (as defined below) or (ii) by an upward adjustment (each an "Adjustment," collectively, the "Adjustments") (a) to the Initial Stated Value Per Share on the Initial Semiannual Dividend Payment Date and (b) to the Adjusted Stated Value Per Share on each Semiannual Dividend Payment Date occurring after the Initial Semiannual Dividend Payment Date. The Initial Stated Value per Share as cumulatively adjusted shall be referred to as the "Adjusted Stated Value Per Share." The Corporation shall provide written notice on the Semiannual Dividend Record Date (as defined below) as to whether the Corporation elects to pay the dividend in accordance with subclause (i) or subclause (ii) on each Semiannual Dividend Payment Date; provided, however, if the Corporation elects to pay the dividend in accordance with subclause (i) and such payment has not been credited to the account of the record holder (pursuant to prior written instructions furnished to the Corporation) within five (5) business days after the applicable Semiannual Dividend Payment Date or the Corporation fails to give such notice on the Semiannual Dividend Record Date, the Corporation shall be deemed to have elected to pay the dividend in accordance with subclause (ii) and shall take all appropriate action to pay such dividend in accordance with subclause (ii).

     B. Dividends on the Series C Preferred Stock shall be cumulative and shall accrue daily from the date of original issuance or the date that the Corportion executes the Securities Purchase Agreement (as defined herein), if earlier (the "Issue Date"). Dividends on the Series C Preferred Stock shall be payable on June 30 and December 30 of each year (each such date being referred to herein as a "Semiannual Dividend Payment Date"), commencing on December 30, 1999 (the "Initial Semiannual Dividend Payment") (and in the case of any accrued but unpaid dividends, at such additional times and for such interim periods as may be determined by the Board of Directors) to the holders of record as they appear on the stock books of the transfer agent for the Corporation (the "Transfer Agent") on such record dates, which shall be ten (10) business days preceding each Semiannual Dividend Payment Date (each such date being referred to herein as a "Semiannual Dividend Record Date"). The amount of dividends payable per share of Series C Preferred Stock for each semiannual dividend period shall be computed by multiplying the Initial Stated Value Per Share by the annual dividend amount of two percent (2.00%) per share of Series C Preferred Stock divided by two. The amount of dividends payable for the initial dividend period and dividends payable for any other period that is shorter or longer than a full semiannual dividend period shall be computed on the basis of a 360-day year consisting of twelve 30-day months. Holders of shares of Series C Preferred Stock shall not be entitled to receive any dividends, whether payable in cash or otherwise, which are in excess of the cumulative dividends provided for herein. Accrued but unpaid dividends shall not bear interest.

     C. The Series C Preferred Stock shall rank, as to payment of dividends, senior to the Common Stock and any other class or series of stock of the Corporation which is not by its terms expressly made senior to, or on a parity with, the Series C Preferred Stock as to dividends, except as provided in Section (D) below.

     D. Except as provided in this section (D), in no event, so long as any shares of Series C Preferred Stock shall remain outstanding, shall any dividend whatsoever be declared or paid upon, nor shall any distribution be made upon, any Junior Securities, nor shall any shares of Junior Securities be purchased or redeemed by the Corporation nor shall any moneys be paid to or made available for a sinking fund for the purchase or redemption (collectively a "Junior Securities Distribution") of any Junior Securities (other than a distribution of Junior Securities), without the written consent of the holders of a majority of outstanding shares of Series C Preferred Stock obtained in accordance with
Article VII. Notwithstanding the foregoing, the Corporation may (i) make a Junior Securities Distribution (other than an extraordinary distribution not made in the ordinary course of business) on its Series D Preferred Stock (the "Series D Preferred Stock") issuable in connection with that certain Purchase and Contribution Agreement, dated as of June 29, 1999, by and among Compaq Computer Corporation ("Compaq"), a Delaware corporation, Digital Equipment Corporation ("Digital"), a Massachusetts corporation and a wholly owned subsidiary of Compaq, AltaVista Company, a Delaware corporation and a wholly owned subsidiary of Digital, the Corporation and Xoom New Co Inc., a Delaware corporation and a wholly owned subsidiary of the Corporation pursuant to the terms and subject to the conditions of a Certificate of Designations, Preferences and Rights in respect of the Series D Preferred Stock, in each case, with no right of participation in such dividend or distribution by the holders of Series C Preferred Stock notwithstanding this Section (D) and Article V.C(ii) and (iii), (ii) declare or pay upon any Junior Securities any dividend payable in equity interests of a subsidiary of the Corporation; provided that, the holders of the Series C Preferred Stock then outstanding shall have first received, or simultaneously received, a like distribution on each outstanding share of Series C Preferred Stock, based on the number of shares of Common Stock into which each share of Series C Preferred Stock is convertible on the record date for such distribution (without regard to any limitations on conversion and based upon the then Applicable Conversion Price (as defined below) using the record date as the Conversion Date (as defined below)) or (iii) redeem shares of Common Stock which had been issued as restricted stock pursuant to a stock option plan approved by the stockholders of the Corporation. No dividends shall be declared, set aside or paid in respect of shares of the Series C Preferred Stock unless the Corporation complies with Section 170 and Section 173 of the DGCL.

     E. For purposes of the Series C Preferred Stock, the amount of dividends which "accrue" on any share of Series C Preferred Stock as of any date shall be calculated as the amount of any unpaid dividends accrued thereon to and including the next preceding Semiannual Dividend Payment Date, plus an amount calculated on the basis of the annual dividend rate fixed for the shares of Series C Preferred Stock for the period after such next preceding Semiannual Dividend Payment Date to and including the date as of which the calculation is made.


                          IV. LIQUIDATION PREFERENCE
                              ----------------------

     A.   Liquidation Event.  If the Corporation shall commence a voluntary case
          -----------------
under the Federal bankruptcy laws or any other applicable Federal or state bankruptcy, insolvency or similar law, or consent to the entry of an order for relief in an involuntary case under any law or to the appointment of a receiver, liquidator, assignee, custodian, trustee, sequestrator (or other similar official) of the Corporation or of any substantial part of its property, or make an assignment for the benefit of its creditors, or admit in writing its inability to pay its debts generally as they become due, or if a decree or order for relief in respect of the Corporation shall be entered by a court having jurisdiction in the premises in an involuntary case under the Federal bankruptcy laws or any other applicable Federal or state bankruptcy, insolvency or similar law resulting in the appointment of a receiver, liquidator, assignee, custodian, trustee, sequestrator (or other similar official) of the Corporation or of any substantial part of its property, or ordering the winding up or liquidation of its affairs, and any such decree or order shall be unstayed and in effect for a period of thirty (30) consecutive days, or if the Corporation shall otherwise liquidate, dissolve or wind up (each such event being considered a "Liquidation Event"), no distribution shall be made to the holders of any shares of capital stock of the Corporation (other than Series B Preferred Stock and Senior Securities) upon liquidation, dissolution or winding up, unless prior thereto, the holders of shares of Series C Preferred Stock, subject to Article V, shall have received the Liquidation Preference (as defined in Article IV.C) with respect to each share; provided, however, if upon the occurrence of a Liquidation Event, the assets and funds available for distribution among the holders of the Series C Preferred Stock and holders of Pari Passu Securities
                                                       ---- -----
(including any dividends or distribution payable on any shares of Series C Preferred Stock and Pari Passu Securities after the date of filing of this
                    ---- -----
Certificate of Designation) shall be insufficient to permit the payment to such holders of the preferential amounts payable thereon, then the entire assets and funds of the Corporation legally available for distribution to the Series C Preferred Stock and the Pari Passu Securities shall be distributed ratably among
                        ---- -----
such shares in proportion to the ratio that the Liquida-tion Preference payable on each such share bears to the aggregate liquidation preference payable on all such shares.

     B.   Certain Acts Deemed Liquidation Event.  At the option of the holders
          -------------------------------------
of at least two-thirds (2/3) of the outstanding shares of Series C Preferred Stock, (i) the sale, conveyance or disposition of all or substantially all of the assets of the Corporation, (ii) the effectuation by the Corporation of a transaction or series of related transactions in which more than 50% of the voting power of the Corporation is transferred or otherwise disposed of, unless, as a result of such transaction, the Corporation has become a wholly owned subsidiary of another corporation and at least fifty percent (50%) of the beneficial ownership of such corporation immediately thereafter is held by former stockholders of the Corporation or (iii) the consolidation, merger or other business combination of the Corporation with or into any other Person (as defined below) or Persons (other than (a) a consolidation, merger or other business combination in which holders of the Corporation's voting power immediately prior to the transaction continue after the transaction to hold, directly or indirectly, the voting power of the surviving entity or entities necessary to elect a majority of the members of the board of directors (or their equivalent if other than a corporation) of such entity or entities, including pursuant to a holding company merger effected under Section 251(g) of the DGCL or any successor provision or (b) pursuant to a migratory merger effected solely for the purpose of changing the jurisdiction of incorporation of the Corporation) shall either: (x) be deemed to be a liquidation, dissolution or winding up of the Corporation pursuant to which the Corporation shall be required to distribute upon consummation of and as a condition to such transaction an amount equal to the Liquidation Preference or (y) be treated pursuant to Article V.C(ii) hereof. "Person" shall mean any individual, corporation, limited liability company, partnership, joint venture, association, trust or other entity or organization.

     C.   Liquidation Preference.  For purposes hereof, the "Liquidation
          ----------------------
Preference" with respect to a share of Series C Preferred Stock shall mean an amount equal to the sum of: (i) the Initial Stated Value Per Share; plus (ii) all Adjustments plus; (iii) accrued but unpaid dividends with respect to which no Adjustment has been made. The liquidation preference with respect to any Pari
                                                                            ----
Passu Securities shall be as set forth in the Certificate of Designations filed
-----
in respect thereof.


                                 V. CONVERSION
                                    ----------

     A.   Optional Conversion.  Each holder of shares of Series C Preferred
          -------------------
Stock may, at its option at any time and from time to time, upon surrender of the certificates therefor, convert any or all of its shares of Series C Preferred Stock into Common Stock as set forth below (an "Optional Conversion"). Each share of Series C Preferred Stock shall be convertible into such number of fully paid and nonassessable shares of Common Stock as such Common Stock exists on the Issue Date, or any other shares of capital stock or other securities of the Corporation into which such Common Stock is thereafter changed or reclassified, as is determined by dividing (i) the Liquidation Preference by (ii) the then Applicable Conversion Price; provided, however, that in no event (other than pursuant to the Automatic Conversion as defined in Section (G)) shall a holder of shares of Series C Preferred Stock be entitled to convert any such shares in excess of that number of shares upon conversion of which the sum of (a) the number of shares of Common Stock beneficially owned by the holder and its affiliates (other than shares of Common Stock which may be deemed beneficially owned through the ownership of the unconverted portion of the shares of Series C Preferred Stock or the unexercised or unconverted portion of any other securities of the Corporation subject to a limitation on conversion or exercise analogous to the limitations contained herein) and (b) the number of shares of Common Stock issuable upon the conversion of the shares of Series C Preferred Stock with respect to which the determination of this proviso is being made, would result in beneficial ownership by a holder and such holder's affiliates of more than the Ownership Limitation Percentage (as defined below) of the outstanding shares of Common Stock. For purposes of the proviso to the immediately preceding sentence, beneficial ownership shall be determined in accordance with Section 13(d) of the Securities Exchange Act of 1934, as amended, and Regulation 13D-G thereunder, except as otherwise provided in clause
(a) of such proviso. For purposes of this Article V.A, "Ownership Limitation Percentage" means (x) with respect to any shares of Series C Preferred Stock which are held by any Person which holds shares of Series B Preferred Stock, 4.9%, and (y) with respect to any shares of Series C Preferred Stock which are held by any Person which does not hold any shares of Series B Preferred Stock, 9.9%.

     B.   Conversion Price.  Subject to adjustment pursuant to section (C)
          ----------------
below, the "Applicable Conversion Price" for each Tranche shall be as follows:

          (i) Each Tranche shall be convertible into Common Stock pursuant to section (A) above at the Initial Conversion Price (as defined below) until the conclusion of the pricing period in respect of a particular Tranche. Thereafter, each Tranche shall be convertible into Common Stock at, in the case of Tranche 1, the Tranche 1 Conversion Price (as defined below), in the case of Tranche 2, the Tranche 2 Conversion Price (as defined below), and, in the case of Tranche 3, the Tranche 3 Conversion Price (as defined below). The "Initial Conversion Price" shall be one-hundred fifty percent (150%) of the Closing Price, subject to adjustment as provided in Article V.C.

The "Closing Price" shall be the average of the Closing Bid Prices (as defined below) over the ten (10) consecutive Trading Days (as defined below) ending on the Trading Day immediately preceding the Issue Date. "Closing Bid Price" means, for the Common Stock, the closing bid price on the Nasdaq National Market ("Nasdaq") as reported by Bloomberg Financial Services ("Bloomberg") or, if Nasdaq is not the principal trading market for the Common Stock, the closing bid price of the Common Stock on the principal securities exchange or trading market where the Common Stock is listed or traded as reported by Bloomberg, or if the foregoing do not apply, the closing bid price of the Common Stock in the over-the-counter market on the electronic bulletin board for the Common Stock as reported by Bloomberg, or, if no closing bid price of the Common Stock is available in the over-the-counter market on the electronic bulletin board for the Common Stock or in any of the foregoing manners, the average of the bid prices of any market makers for the Common Stock that are listed in the "pink sheets" by the National Quotation Bureau, Inc. If the Closing Bid Price cannot be calculated for such security on such date in the manner provided above, the Closing Bid Price shall be the fair market value as mutually determined by the Board of Directors and the holders of a majority of outstanding shares of Series C Preferred Stock being converted for which the calculation of the Closing Bid Price is required in order to determine the Applicable Conversion Price of such Series C Preferred Stock. "Trading Day" shall mean any day on which the Common Stock is traded for any period on Nasdaq, or on the principal securities exchange or other securities market on which the Common Stock is then being traded.

          (ii) The pricing period in respect of Tranche 1 (the "Tranche 1 Pricing Period") shall occur over the ten (10) consecutive Trading Days beginning on the fifteenth (15th) calendar day after the Issue Date; provided, however if such fifteenth (15th) calendar day is not a Trading Day, the Tranche 1 Pricing Period shall begin on the next calendar day that is a Trading Day. The "Tranche 1 Conversion Price" shall be equal to the product of (a) the average of the Closing Bid Prices during the Tranche 1 Pricing Period (subject to adjustment for stock splits, stock dividends, combinations or other similar transactions) and (b) 90.75%; provided, however, in the event that the Tranche 1 Conversion Price as calculated pursuant to this subsection exceeds the Initial Conversion Price, the Tranche 1 Conversion Price shall be reduced so that it equals the Initial Conversion Price (as defined in Article V.B(i)).

          (iii) The pricing period in respect of Tranche 2 (the "Tranche 2 Pricing Period") shall occur over the ten (10) consecutive Trading Days beginning on the forty-fifth (45th) calendar day after the Issue Date; provided, however if such forty-fifth (45th) calendar day is not a Trading Day, the Tranche 2 Pricing Period shall begin on the next calendar day that is a Trading Day. The "Tranche 2 Conversion Price" shall be equal to the product of (a) the average of the Closing Bid Prices during the Tranche 2 Pricing Period (subject to adjustment for stock splits, stock dividends, combinations or other similar transactions) and (b) 90.75%; provided, however, in the event that the Tranche 2 Conversion Price as calculated pursuant to this subsection exceeds the Initial Conversion Price, the Tranche 2 Conversion Price shall be reduced so that it equals the Initial Conversion Price (as defined in Article V.B(i)).

          (iv) The pricing period in respect of Tranche 3 (the "Tranche 3 Pricing Period") shall occur over the ten (10) consecutive Trading Days beginning on the seventy-fifth (75th) calendar day after the Issue Date; provided, however if such seventy-fifth (75th) calendar day is not a Trading Day, the Tranche 3 Pricing Period shall begin on the next calendar day that is Trading Day. The "Tranche 3 Conversion Price" shall be equal to the product of
(a) the average of the Closing Bid Prices during the Tranche 3 Pricing Period (subject to adjustment for stock splits, stock dividends, combinations or other similar transactions) and (b) 90.75%; provided, however, in the event that the Tranche 3 Conversion Price as calculated pursuant to this subsection exceeds the Initial Conversion Price, the Tranche 3 Conversion Price shall be reduced so that it equals the Initial Conversion Price (as defined in Article V.B(i)).

          (v)   Notwithstanding anything to the contrary in this Article V.B,
(a) each of the Tranche 1 Pricing Period, the Tranche 2 Pricing Period and the Tranche 3 Pricing Period shall be extended by one (1) Trading Day for each Trading Day (an "Excluded Trading Day") in such period that the Common Stock is
(1) traded on Nasdaq (or the principal securities exchange or market on which the Common Stock is then traded) for less than 4 1/2 hours, or (2) suspended from trading on Nasdaq (or the principal securities exchange or market on which the Common Stock is then traded) during the final hour of trading, and (b) each such Excluded Trading Day shall be excluded from the calculation of the Applicable Conversion Price for such pricing period.

     C.   Adjustments to Applicable Conversion Price.  The Applicable Conversion
          ------------------------------------------
Price shall be subject to adjustment from time to time as follows:

          (i)   Adjustment to Applicable Conversion Price Due to Stock Split,
                ------------------------------------------------------------
Stock Dividend, Etc.  If at any time when Series C Preferred Stock is issued and
-------------------
outstanding, the number of outstanding shares of Common Stock is increased or decreased by a stock split, stock dividend, combination, reclassification, rights offering below the Trading Price (as defined below) to all holders of Common Stock or other similar event, then the Applicable Conversion Price shall be adjusted to give appropriate effect to the stock split, stock dividend, combination, reclassification or other similar event. In such event, the Corporation shall notify the Transfer Agent of such change on or before the effective date thereof. "Trading Price," which shall be measured as of the date as of which the purchase price is determined in the rights offering, means (a) the average of the last reported sale prices for the shares of Common Stock on Nasdaq as reported by Bloomberg, as applicable, for the five (5) Trading Days immediately preceding such date, or (b) if Nasdaq is not the principal trading market for the shares of Common Stock, the average of the last reported sale prices on the principal trading market for the Common Stock during the same period as reported by Bloomberg, or (c) if market value cannot be calculated as of such date on any of the foregoing bases, the Trading Price shall be the fair market value as reasonably determined in good faith by
(y) the Board of Directors or (z) at the option of a majority-in-interest of the holders of the outstanding Series C Preferred Stock by an independent investment bank of nationally recognized standing in the valuation of businesses similar to the business of the Corporation.

          (ii)  Adjustment to Applicable Conversion Price Due to Merger,
                -------------------------------------------------------
Consolidation, Etc.  If at any time when Series C Preferred Stock is issued and
------------------
outstanding, there shall be any merger, consolidation, share exchange, recapitalization, reorganization, or other similar event, as a result of which shares of Common Stock shall be changed into the same or a different number of shares of another class or classes of stock or securities of the Corporation or another Person, or in case of any sale or conveyance of all or substantially all of the assets of the Corporation other than in connection with a plan of complete liquidation of the Corporation (each a "Change of Control Transaction"), then the holders of any Series C Preferred Stock shall thereafter have the right to receive upon conversion of the Series C Preferred Stock, upon the basis and upon the terms and conditions specified herein and in lieu of the shares of Common Stock immediately theretofore issuable upon conversion, such stock, securities or assets which the holders of Series C Preferred Stock would have been entitled to receive in such transaction had the Series C Preferred Stock been converted in full immediately prior to such transaction (without regard to any limitations on conversion contained herein), and in any such case appropriate provisions shall be made with respect to the rights and interests of the holders of Series C Preferred Stock to the end that the provisions hereof (including, without limitation, provisions for adjustment of the Applicable Conversion Price and of the number of shares of Common Stock issuable upon conversion of the Series C Preferred Stock) shall thereafter be applicable, as nearly as may be practicable in relation to any securities or assets thereafter deliverable upon the conversion of the Series C Preferred Stock. The Corporation shall not effect any transaction described in this subsection (ii) unless (a) it first gives, to the extent practical, thirty (30) days' prior written notice (but in any event at least ten (10) business days prior written notice) of the record date of the special meeting of stockholders to approve, or if there is no such record date, the consummation of, such merger, consolidation, share exchange, recapitalization, reorganization or other similar event or sale of assets (during which time the holders of Series C Preferred Stock shall be entitled to convert the Series C Preferred Stock) and (b) the resulting successor or acquiring Person (if not the Corporation) and, if an entity different from the successor or acquiring entity, the entity whose capital stock or assets the holders of the Common Stock are entitled to receive as a result of such Change of Control Transaction, assumes by written instrument the obligations of this Certificate of Designation including this subsection (ii). The above provisions shall similarly apply to successive mergers, consolidations, share exchanges, recapitalizations, reorganizations or other similar events or sales of assets.

          (iii) Adjustment to Applicable Conversion Price Due to Distribution.
                -------------------------------------------------------------
Subject to the limitations of Article III.D, if the Corporation shall declare or make any distribution of its assets (or rights to acquire its assets) to holders of Common Stock as a dividend, stock repurchase, by way of return of capital or otherwise (including any dividend or distribution to the Corporation's stockholders in cash or shares (or rights to acquire shares) of capital stock of a subsidiary (i.e., a spin-off)) (a "Distribution"), the holders of outstanding Series C Preferred Stock shall be entitled to receive, on the date that such Distribution is made to the Corporation's stockholders, the amount of such assets which such holder would have been entitled to receive if such holder had held the number of shares of Common Stock issuable upon complete conversion (based on a conversion price equal to the Modified Applicable Conversion Price (as defined in this subsection)) of the Series C Preferred Stock (without regard to any limitations on conversions contained herein) immediately before the date on which a record is taken for the determination of stockholders entitled to such Distribution, or, if no such record is taken, the date as of which the record holders of Common Stock are to be determined for the Distribution. For purposes of this Article V.C(ii), "Modified Applicable Conversion Price" shall mean, with respect to any Tranche, (a) with respect to any Distribution for which "ex-" trading of the Common Stock with respect to such Distribution begins on a Trading Day other than a Trading Day during the pricing period for such Tranche described in Article V.B(ii), (iii) or (iv), as applicable (a "Pricing Period"), the Applicable Conversion Price then in effect, or (b) with respect to any Distribution for which "ex-" trading of the Common Stock with respect to such Distribution begins on a Trading Day during the Pricing Period for such Tranche, the product of (x) the average of the Closing Bid Prices for each Trading Day during such Pricing Period which is prior to the date that "ex-" trading of the Common Stock with respect to such Distribution begins (subject to adjustment for stock splits, stock dividends, combinations or other similar transactions), and (y) 90.75%; provided, however, in the event that the Modified

Applicable Conversion Price calculated pursuant to the immediately preceding subclause (b) exceeds the Initial Conversion Price, then the Modified Applicable Conversion Price determined pursuant to the immediately preceding subclause (b) shall be reduced to the Initial Conversion Price.

          (iv)  Adjustment to Applicable Conversion Price Due to Purchase
                ---------------------------------------------------------
Rights. Subject to the limitations of Article III.D, if at any time when any
------
Series C Preferred Stock is outstanding, the Corporation issues any convertible securities or rights to purchase stock, warrants, securities or other property (the "Purchase Rights") pro rata to the record holders of Common Stock, the holders of Series C Preferred Stock shall be entitled to acquire, upon the terms applicable to such Purchase Rights, the aggregate Purchase Rights which such holder would have been entitled to acquire if such holder had held the number of shares of Common Stock issuable upon complete conversion (based on a conversion price equal to the Modified Applicable Conversion Price (as defined in this subsection)) of the Series C Preferred Stock (without regard to any limitations on conversions contained herein) immediately before the date on which a record is taken for the grant, issuance or sale of such Purchase Rights, or, if no such record is taken, the date as of which the record holders of Common Stock are to be determined for the grant, issuance or sale of such Purchase Rights. For purposes of this Article V.C(iv), "Modified Applicable Conversion Price" shall mean, with respect to any Tranche, (a) with respect to any Purchase Rights for which "ex-" trading of the Common Stock with respect to such Purchase Rights begins on a Trading Day other than a Trading Day during the Pricing Period for such Tranche, the Applicable Conversion Price then in effect, or (b) with respect to any Purchase Rights for which "ex-" trading of the Common Stock with respect to such Purchase Rights begins on a Trading Day during the Pricing Period for such Tranche, the product of (x) the average of the Closing Bid Prices for each day during such Pricing Period which is prior to the date that "ex-" trading of the Common Stock with respect to such Purchase Rights begins (subject to adjustment for stock splits, stock dividends, combinations or other similar transactions), and (y) 90.75%; provided, however, in the event that the Modified Applicable Conversion Price determined pursuant to the immediately preceding subclause (b) exceeds the Initial Conversion Price, then the Modified Applicable Conversion Price calculated pursuant to the immediately preceding subclause (b) shall be reduced to the Initial Conversion Price.

          (v)   Notice of Adjustments.  Upon the occurrence of each adjustment
                ---------------------
or readjustment of the Applicable Conversion Price pursuant to this Article V.C, the Corporation, at its expense, shall promptly compute such adjustment or readjustment and prepare and furnish to each holder of Series C Preferred Stock a certificate setting forth (a) such adjustment or readjustment, (b) the Applicable Conversion Price, as adjusted, and (c) the number of shares of Common Stock and the amount, if any, of other securities or property which at the time would be received upon conversion of a share of Series C Preferred Stock.

     D.   Mechanics of Conversion.  In order to convert Series C Preferred Stock
          -----------------------
into full shares of Common Stock, a holder of Series C Preferred Stock shall:
(1) submit a copy of the fully executed notice of conversion in the form attached hereto as Exhibit A ("Notice of Conversion") by facsimile dispatched on
                   ---------
the Conversion Date (or by other means resulting in, or reasonably expected to result in, notice to the Corporation on the Conversion Date) at the office of the Corporation or its Transfer Agent that the holder elects to convert the same, which notice shall specify the number of shares of each Tranche of Series C Preferred Stock to be converted, the Applicable Conversion Price and a calculation of the number of shares of Common Stock issuable upon such conversion (together with a copy of the first page of each certificate to be converted) prior to 6:00 p.m., New York City time (the "Conversion Notice Deadline") on the date of conversion specified on the Notice of Conversion; and
(2) surrender the original certificates representing the shares of each Tranche of Series C Preferred Stock being converted (the "Preferred Stock Certificates"), duly endorsed, along with a copy of the Notice of Conversion to the office of the Corporation or the Transfer Agent as soon as practicable thereafter. The Corporation shall not be obligated to issue certificates evidencing the shares of Common Stock issuable upon such conversion, unless either the Preferred Stock Certificates are delivered to the Corporation or its Transfer Agent as provided above, or the holder notifies the Corporation or its Transfer Agent that such certificates have been lost, stolen or destroyed (subject to the requirements of subsection (i) below). In the case of a dispute as to the calculation of the Applicable Conversion Price, the Corporation shall promptly issue such number of shares of Common Stock that are not disputed in accordance with subsection (ii) below. The Corporation shall submit the disputed calculations to its outside accountant via facsimile within three (3) business days of receipt of the Notice of Conversion. The accountant shall audit the calculations and notify the Corporation and the holder of the results no later than three (3) business days from the time it receives the disputed calculations. The accountant's calculation shall be deemed conclusive absent manifest error.

          (i)  Lost or Stolen Certificates.  Upon receipt by the Corporation of
               ---------------------------
evidence of the loss, theft, destruction or mutilation of any Preferred Stock Certificates representing shares of Series C Preferred Stock, and (in the case of loss, theft or destruction) of indemnity reasonably satisfactory to the Corporation, and upon surrender and cancellation of the Preferred Stock Certificate(s), if mutilated, the Corporation shall execute and deliver new Preferred Stock Certificate(s) of like tenor and date.

          (ii)   Delivery of Common Stock upon Conversion.  Upon the surrender
                 ----------------------------------------
of Preferred Stock Certificates as described above together with a Notice of Conversion, the Corporation shall issue and, within three (3) business days after such surrender (or, in the case of lost, stolen or destroyed certificates, after provision of agreement and indemnification pursuant to subsection (i) above) (the "Delivery Period"), deliver (or cause its Transfer Agent to so issue and deliver) in accordance with the terms hereof and the Securities Purchase Agreement, dated June 28, 1999 by and among the Corporation and the buyers named on the signature pages thereto (the "Buyers") (the "Purchase Agreement") (including, without limitation, in accordance with the requirements of Section 2(G) of the Purchase Agreement) to or upon the order of the holder (1) that number of shares of Common Stock for the portion of the shares of Series C Preferred Stock converted as shall be determined in accordance herewith and (2) a certificate representing the balance of the shares of Series C Preferred Stock not converted, if any. In lieu of delivering physical certificates representing the Common Stock issuable upon conversion, provided the Transfer Agent is participating in The Depository Trust Company ("DTC") Fast Automated Securities Transfer program, upon request of the holder and its compliance with the provisions contained in Article V.A and in this Article V.D, the Corporation shall use its best efforts to cause its Transfer Agent to electronically transmit the Common Stock issuable upon conversion to the holder by crediting the account of the holder's prime broker with DTC through its Deposit Withdrawal Agent Commission system.

          (iii)  Cash in Lieu of Fractional Shares.  If any conversion of
                 ---------------------------------
Series C Preferred Stock would result in a fractional share of Common Stock or the right to acquire a fractional share of Common Stock, the Corporation shall pay to the holder of such fractional share, cash in lieu of such fractional share in an amount equal to such fraction multiplied by the Closing Bid Price on the Conversion Date.

          (iv)   Conversion Date.  The "Conversion Date" shall be the date
                 ---------------
specified in the Notice of Conversion, provided that the Notice of Conversion is submitted by facsimile (or by other means resulting in, or reasonably expected to result in, notice) to the Corporation or its Transfer Agent before 6:00 p.m., New York City time, on the Conversion Date. The person or persons entitled to receive the shares of Common Stock issuable upon conversion shall be treated for all purposes as the record holder or holders of such securities as of the Conversion Date and all rights with respect to the shares of Series C Preferred Stock surrendered shall forthwith terminate except the right to receive the shares of Common Stock or other securities or property issuable on such conversion and except that the holders preferential rights as a holder of Series C Preferred Stock shall survive to the extent the Corporation fails to deliver such securities.

     E.   Reservation of Shares.  The requisite number of shares of the
          ---------------------
authorized but unissued Common Stock sufficient to provide for the conversion of the Series C Preferred Stock outstanding shall at all times be reserved by the Corporation, free from preemptive rights. As of the date of issuance of the Series C Preferred Stock, the requisite number of authorized and unissued shares of Common Stock have been duly reserved for issuance upon conversion of the Series C Preferred Stock (the "Reserved Amount"). The Reserved Amount shall be increased from time to time in accordance with the Corporation's obligations pursuant to Section 4(F) of the Purchase Agreement. In addition, if the Corporation shall issue any securities or make any change in its capital structure which would change the number of shares of Common Stock into which each share of the Series C Preferred Stock shall be convertible, the Corporation shall at the same time also make proper provision so that thereafter there shall be a sufficient number of shares of Common Stock authorized and reserved, free from preemptive rights, for conversion of the outstanding Series C Preferred Stock.

     F.   Status as Stockholders.  Upon receipt of a Notice of Conversion by the
          ----------------------
Corporation from a holder of Series C Preferred Stock in accordance with subsection (ii) of section (D), (i) the shares covered thereby (other than the shares, if any, which cannot be issued because their issuance would exceed the Optional Conversion limitation proviso in section (A)) shall be deemed converted into shares of Common Stock and (ii) the holder's rights as a holder of such converted shares of Series C Preferred Stock shall cease and terminate, excepting only the right to receive certificates for such shares of Common Stock and to any remedies provided herein or otherwise available at law or in equity to such holder because of a failure by the Corporation to comply with the terms of this Certificate of Designation. Notwithstanding the foregoing, if a holder has not received certificates for all shares of Common Stock prior to the tenth
(10th) business day after the expiration of the Delivery Period with respect to a conversion of shares of Series C Preferred Stock for any reason, then (unless the holder otherwise elects to retain its status as a holder of Common Stock by so notifying the Corporation) the holder shall regain the rights of a holder of such shares of Series C Preferred Stock with respect to such unconverted shares of Series C Preferred Stock and the Corporation shall, as soon as practicable, return such unconverted shares of Series C Preferred Stock to the holder or, if such shares of Series C Preferred Stock have not been surrendered, adjust its records to reflect that such shares of Series C Preferred Stock have not been converted. In all cases, the holder shall retain all of its rights and remedies at law and in equity.

     G.   Mandatory Conversion.  So long as all of the shares of Common Stock
          --------------------
issuable upon conversion of all outstanding shares of Series C Preferred Stock are then (i) authorized and reserved for issuance, (ii) registered for resale under the Securities Act of 1933, as amended (the "Securities Act"), by the holders of the Series C Preferred Stock (or may otherwise be resold publicly pursuant to Rule 144(k) under the Securities Act (or any successor provision)), and (iii) eligible to be traded on Nasdaq, the New York Stock Exchange, Inc. ("NYSE"), the American Stock Exchange, Inc. ("AMEX"), or The Nasdaq SmallCap Market ("Nasdaq SmallCap"), each share of Series C Preferred Stock issued and outstanding on June 30, 2002 (the "Automatic Conversion Date"), automatically shall be converted into shares of Common Stock on such date at the then Mandatory Applicable Conversion Price (as defined below) in accordance with, and subject to, the provisions of this
Article V (the "Automatic Conversion"). The Automatic Conversion Date shall be delayed by one (1) Trading Day for each Trading Day occurring prior thereto and prior to the full conversion of the Series C Preferred Stock that (x) any Registration Statement (as defined in the Registration Rights Agreement, dated June 28, 1999, by and among the Corporation and the Buyers (the "Registration Rights Agreement") required to be filed and to be effective pursuant to the Registration Rights Agreement in accordance with its terms is not effective or sales of all of the Registrable Securities (as defined in the Registration Rights Agreement) otherwise cannot be made thereunder or pursuant to Rule 144 under the Securities Act (or any successor provision) or (y) at the option of each holder of Series C Preferred Stock, such holder is subject to a Lock-Up Agreement (as defined in the Registration Rights Agreement). The Automatic Conversion Date shall be the effective date from which certificates representing the Common Stock must be delivered to the holder pursuant to section (D) above. The "Mandatory Applicable Conversion Price" shall be the average of the Closing Bid Prices over the ten (10) consecutive Trading Days ending on the Trading Day immediately preceding the Automatic Conversion Date.

     H.   No Reissuance of Series C Preferred Stock.  Shares of Series C
          -----------------------------------------
Preferred Stock which are converted into shares of Common Stock as provided herein shall not be reissued.

                               VI. VOTING RIGHTS
                                   -------------

     The holders of the Series C Preferred Stock have no voting power whatsoever, including with respect to the issuance of the Series D Preferred Stock except as otherwise provided by the DGCL and the limited protective provisions in Article VII below.

     Notwithstanding the above, the Corporation shall provide each holder of Series C Preferred Stock with prior notification of any meeting of the stockholders (and copies of proxy materials and other information sent to stockholders). In the event of any taking by the Corporation of a record of its stockholders for the purpose of determining stockholders who are entitled to receive payment of any dividend or other distribution, any right to subscribe for, purchase or otherwise acquire (including by way of merger, consolidation or recapitalization) any share of any class or any other securities or property, or to receive any other right, or for the purpose of determining stockholders who are entitled to vote in connection with any proposed sale, lease or conveyance of all or substantially all of the assets of the Corporation, or any proposed liquidation, dissolution or winding up of the Corporation, the Corporation shall mail a notice to each holder, at least ten (10) days prior to the record date specified therein (or thirty (30) days prior to the transaction or event, whichever is earlier), of the date on which any such record is to be taken for the purpose of such dividend, distribution, right or other event.

     To the extent that under the DGCL the vote of the holders of the Series C Preferred Stock, voting separately as a class, is required to authorize a given action of the Corporation, the affirmative vote or consent of the holders of at least a majority of outstanding shares of the Series C Preferred Stock represented at a duly held meeting at which a quorum is present or by written consent of a majority of outstanding shares of Series C Preferred Stock (except as otherwise may be required under the DGCL) shall constitute the approval of such action by the holders. To the extent that under the DGCL the holders of the Series C Preferred Stock are entitled to vote on a matter with holders of Common Stock, voting together as one class, each share of Series C Preferred Stock shall be entitled to a number of votes equal to the number of shares of Common Stock into which it is then convertible using the record date for the taking of such vote of stockholders as the date as of which the Applicable Conversion Price is calculated.


                          VII. PROTECTIVE PROVISIONS
                               ---------------------

     So long as shares of Series C Preferred Stock are outstanding, the Corporation shall not, without first obtaining the approval (by vote or written consent, as provided by the DGCL) of the holders of at least a majority of the outstanding shares of Series C Preferred Stock:

     A. alter or change the rights, preferences or privileges (provided that in the case of a Change of Control Transaction this subsection shall not expand or otherwise grant additional voting rights to the holders of Series C Preferred Stock, whether voting separately as a class or together with the Common Stock, from the rights provided in the DGCL) of (i) the Series C Preferred Stock or
(ii) any capital stock of the Corporation so as to affect adversely the Series C Preferred Stock;

     B. create any new class or series of capital stock having a preference over the Series C Preferred Stock as to distribution of assets upon liquidation, dissolution or winding up of the Corporation;

     C.   create any new class or series of capital stock ranking pari passu
                                                                  ---- -----
with the Series C Preferred Stock as to distribution of assets upon liquidation, dissolution or winding up of the Corporation (as previously defined in Article II hereof, "Pari Passu Securities");
            ---- -----

     D.   increase the authorized number of shares of Series C Preferred Stock;

     E.   issue any Senior Securities or Pari Passu Securities; or
                                         ---- -----

     F.   increase the par value of the Common Stock.

     In the event holders of at least a majority of outstanding shares of Series C Preferred Stock agree to allow the Corporation to alter or change the rights, preferences or privileges of the shares of Series C Preferred Stock, pursuant to section (A) above, so as to affect adversely the Series C Preferred Stock, the Corporation shall deliver notice of such approved change to the holders of the Series C Preferred Stock that did not agree to such alteration or change (the "Dissenting Holders") and Dissenting Holders shall have the right for a period of ten (10) days to convert pursuant to the terms of this Certificate of Designation as they exist prior to such alteration or change or continue to hold their shares of Series C Preferred Stock; provided that upon expiration of the above ten (10) day period, each adversely affected holder shall deliver to the Corporation a certificate signed by an officer or other responsible party of the holder acknowledging that the Corporation altered or amended the Certificate of Designation in a manner which affected adversely the rights, preferences and privileges of the Series C Preferred Stock and that such holder elected not to exercise their conversion rights as they existed prior to such alteration or amendment during the ten (10) day period.


                          VIII.  MANDATORY REDEMPTION
                                 --------------------

     If any of the following events (each, a "Mandatory Redemption Event") shall occur: (i) the Corporation fails to issue shares of Common Stock to any holder of Series C Preferred Stock upon exercise by such holder of its conversion rights in accordance with the terms of this Certificate of Designation, fails to transfer (electronically or in certificated form) any certificate for shares of Common Stock issued to the holders upon conversion of the Series C Preferred Stock as and when required by this Certificate of Designation, the Registration Rights Agreement or the Purchase Agreement, fails to remove any restrictive legend (or to withdraw any stop transfer instructions in respect thereof) on any certificate in respect of any shares of Common Stock issued to the holders of Series C Preferred Stock upon conversion of the Series C Preferred Stock as and when required by this Certificate of Designation, the Registration Rights Agreement or the Purchase Agreement (or makes any announcement, statement or threat that it does not intend to honor the obligations described in this paragraph) and any such failure shall continue uncured (or any announcement, statement or threat not to honor its obligations shall not be rescinded in writing) for ten (10) business days after the Corporation shall have been notified thereof in writing by any holder of the Series C Preferred Stock; (ii) the Corporation or successor Person in a Change of Control Transaction ceases to be a publicly traded corporation whose equity interest is listed for trading on Nasdaq, Nasdaq Smallcap, NYSE or AMEX (a "Listed Company"); provided, however, a holding company merger pursuant
                           --------  -------
to Section 251(g) of the DGCL or any successor provision in which a holding company is a Listed Company and the holders of Series C Preferred Stock have the right to receive the publicly traded securities of such Listed Company pursuant to Article V(C)(ii) hereof, shall not trigger this mandatory redemption provision, or (iii) at any time after June 30, 2000, and through the expiration of the Registration Period (as defined in the Registration Rights Agreement), sales of any Registrable Securities cannot be made pursuant to an effective Registration Statement or pursuant to Rule 144 under the Securities Act, then
(x) upon the occurrence and during the period of any Mandatory Redemption Event specified in subsection (ii) or subsection (iii) at the option of the holders of at least two-thirds (2/3) of the then outstanding Series C Preferred Stock by written notice to the Corporation (in each case, a "2/3 Mandatory Redemption Notice") of such Mandatory Redemption Event, or (y) upon the occurrence and during the period of any Mandatory Redemption Event specified in subsection (i), at the option of any holder of outstanding Series C Preferred Stock by written notice (an "Individual Mandatory Redemption Notice" and together with the (2/3) Mandatory Redemption Notice collectively, the "Mandatory Redemption Notice") to the Corporation of such Mandatory Redemption Event, the Corporation shall purchase within five (5) business days of receipt of a Mandatory Redemption Notice by the Corporation, such holder's shares of Series C Preferred Stock submitted for redemption pursuant to a Mandatory Redemption Notice for an amount per share equal to the Liquidation Preference on the date the Mandatory Redemption Notice is received by the Corporation.

                                 IX.  REMEDIES
                                      --------

     The Corporation acknowledges that a breach by it of its obligations under this Certificate of Designation will cause irreparable harm to each holder of Series C Preferred Stock by vitiating the intent and purpose of the transactions contemplated hereunder. Accordingly, the Corporation acknowledges that the remedy at law for a breach of its obligations under this Certificate of Designation will be inadequate and agrees, in the event of a breach or threatened breach by the Corporation of any of the provisions of this Certificate of Designation that each holder of Series C Preferred Stock shall be entitled, in addition to all other available remedies in law or in equity, to an injunction or injunctions to prevent or cure any breaches of the provisions of this Certificate of Designation, and to enforce specifically the terms and provisions of this Certificate of Designation without the necessity of showing economic loss and without any bond or other security being required.

     IN WITNESS WHEREOF, this Certificate of Designation is executed on behalf of the Corporation this 29th day of June, 1999.


                                  CMGI, INC.



                                  By:  /s/ Andrew J. Hajducky III
                                      ---------------------------------
                                      Name:  Andrew J. Hajducky III
                                      Title: Executive Vice President,
                                               Chief Financial Officer and
                                               Treasurer

                                                                       Exhibit A
                                                                       ---------


                             NOTICE OF CONVERSION

                   (To be Executed by the Registered Holder
               in order to Convert the Series C Preferred Stock)


     The undersigned (the "Holder") hereby irrevocably elects to convert ______ shares of Series C Preferred Stock, represented by stock certificate No(s). __________ (the "Preferred Stock Certificates") into shares of common stock, par value $0.01 per share (the "Common Stock") of CMGI, Inc., a Delaware corporation (the "Corporation") according to the terms and conditions of the Certificate of Designation of Series C Preferred Stock, as of the date written below. If securities are to be issued in the name of a person other than the undersigned, the undersigned will pay all transfer taxes payable with respect thereto and is delivering herewith such certificates. No fee will be charged to the Holder for any conversion, except for transfer taxes, if any.

     The Corporation shall electronically transmit the Common Stock issuable pursuant to this Notice of Conversion to the account of the undersigned or its nominee with The Depository Trust Company ("DTC") through its Deposit Withdrawal Agent Commission system ("DWAC Transfer").

     Name of DTC Prime Broker: ____________________________

     Account Number: ______________________________________


[ ] In lieu of receiving shares of Common Stock issuable pursuant to this Notice of Conversion by way of a DWAC Transfer, the undersigned hereby requests that the Corporation issue a certificate or certificates for the number of shares of Common Stock set forth above (which numbers are based on the Holder's calculation attached hereto) in the name(s) specified immediately below or, if additional space is necessary, on an attachment hereto:

     Name: ____________________________
     Address: _________________________

     The undersigned represents and warrants that all offers and sales by the undersigned of the securities issuable to the undersigned upon conversion of the Series C Preferred Stock shall be made pursuant to registration of the securities under the Securities Act of 1933, as amended (the "Securities Act"), or pursuant to an exemption from registration under the Securities Act.

     Date of Conversion:  ______________________________________
     Tranche of Preferred Stock:  ______________________________
     Applicable Conversion Price: ______________________________

     Number of Shares of
     Common Stock to be Issued:  _______________________________

     Signature:  _______________________________________________
     Name:  ____________________________________________________
     Address:  _________________________________________________

* The Corporation is not required to issue shares of Common Stock until the original Series C Preferred Stock Certificate(s) (or evidence of loss, theft or destruction thereof) to be converted are received by the Corporation or its Transfer Agent. The Corporation shall issue and deliver shares of Common Stock to the Holder or its designee not later than three
     (3) business days following receipt of the original Preferred Stock Certificate(s) to be converted.

                                      A-2